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EnPro Industries, Inc.

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     The following slides accompanied a presentation made by officers of EnPro Industries, Inc. (“EnPro”) on March 26, 2008 at the Bank of America SmidCap Conference held in Boston, Massachusetts and webcast live. Replays of the presentation are not yet available.
     EnPro has filed with the Securities and Exchange Commission and commenced mailing to its shareholders a definitive proxy statement for EnPro’s 2008 annual meeting of shareholders. The proxy statement contains important information about EnPro and the 2008 annual meeting of shareholders. EnPro’s shareholders are urged to read the proxy statement carefully. On March 25, 2008, EnPro began the process of mailing the proxy statement, together with a WHITE proxy card. Shareholders may obtain additional free copies of the proxy statement and other relevant documents filed with the Securities and Exchange Commission by EnPro through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Copies of the proxy statement are also be available for free at EnPro’s website, http://www.enproindustries.com, by calling EnPro at 704-731-1552, by emailing to investor@enproindustries.com, or by writing to EnPro Industries, Inc., 5605 Carnegie Boulevard, Suite 500, Charlotte, North Carolina 28209, Attention: Corporate Secretary. In addition, copies of the proxy statement may be requested by contacting EnPro’s proxy solicitor, MacKenzie Partners, Inc., by phone toll-free at 1-800-322-2885. EnPro and its directors, director nominees and executive officers may be deemed to be participants in the solicitation of proxies for EnPro’s 2008 annual meeting, and detailed information regarding the names, affiliations and interests of these individuals is available in EnPro’s proxy statement for its 2008 annual meeting of shareholders filed with the Securities and Exchange Commission on March 25, 2008.
     The presentation includes references to certain financial measures which are not measures under generally accepted accounting principles in the United States. These non-GAAP financial measures are segment EBITDA, pre-asbestos operating cash flows, and adjusted earnings per share. Segment EBITDA is segment profit plus depreciation and amortization attributable to EnPro’s operating segments, reduced by the profit of divested businesses and the depreciation and amortization attributable to the divested businesses. Segment profit is total segment revenue reduced by operating expenses and restructuring and other costs identifiable with the segment. Corporate expenses include general corporate administrative costs. Expenses not directly attributable to the segments, corporate expenses, net interest expense, asbestos-related expenses, gains/losses or impairments related to the sale of assets and income taxes are not included in the computation of segment profit. Pre-asbestos operating cash flow and adjusted earnings per share reflect adjustments to net cash provided by operating activities of continuing operations and diluted earnings per share from continuing operations as detailed in the reconciliations included in the presentation. Management of EnPro uses these non-GAAP financial measures in evaluating the performance of EnPro’s operations. Management believes that users of EnPro’s financial statements may benefit from understanding the impact of selected items, including items that may recur, on its reported net income, operating cash flows and earnings per share. This enables users to better compare EnPro with diversified industrial manufacturing companies that do not incur significant expenses related to asbestos or discontinued operations. Many such items may impact a company’s reported results; this list is not intended to present all such items.
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BANK OF AMERICA 2008 SMID CAP CONFERENCE March 26, 2008 ENGINEERED FOR PERFORMANCE

Forward Looking Statements Statements in this presentation that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They involve a number of risks and uncertainties that may cause actual events and results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the resolution of current and potential future asbestos claims against certain of our subsidiaries which depends on such factors as the possibility of asbestos reform legislation, the financial viability of insurance carriers, the timing of payments of claims and related expenses, the timing of insurance collections, limitations on the amount that may be recovered from insurance carriers, the bankruptcies of other defendants and the results of litigation; general economic conditions in the markets served by our businesses, some of which are cyclical and experience periodic downturns; prices and availability of raw materials; and the amount of any payments required to satisfy contingent liabilities related to discontinued operations of our predecessors, including liabilities for certain products, environmental matters, guaranteed debt and lease payments, employee benefit obligations and other matters. In addition, the estimated liability for early-stage and potential future asbestos claims that may be received, which is highly uncertain, is based on subjective assumptions and is within a range of possible values. Our filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2007, describe these and other risks and uncertainties in more detail. We do not undertake to update any forward-looking statement made in this presentation to reflect any change in management's expectations or any change in the assumptions or circumstances on which such statements are based. This presentation also contains certain non-GAAP financial measures as defined by the Securities Exchange Commission. A reconciliation of these measures to the most directly comparable GAAP equivalents is included as an appendix to this presentation.

Additional Information Concerning Proxy Materials EnPro will file a proxy statement in connection with its 2008 annual meeting of shareholders. EnPro shareholders are strongly advised to read the proxy statement and the accompanying proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by EnPro with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at EnPro's website, www.enproindustries.com, or by writing to EnPro Industries, Inc., 5605 Carnegie Boulevard, Suite 500, Charlotte, North Carolina 28209, Attention: Corporate Secretary. EnPro and its directors and executive officers may be deemed to be participants in the solicitation of proxies for EnPro's 2008 annual meeting, and detailed information regarding the names and affiliations of EnPro's directors is available in the proxy statement for EnPro's 2007 annual meeting of shareholders filed with the Securities and Exchange Commission on March 22, 2007. Information regarding the interests of EnPro's directors and executive officers and the names and affiliations of EnPro's executive officers is available in the first Schedule 14A filed by EnPro with the Securities and Exchange Commission on February 6, 2008.

The EnPro Value Proposition Proprietary products for critical applications Attractive mix of stable, higher margin aftermarket sales Clear and effective management strategies Consistent, profitable growth producing strong cash flows

Growing Sales and Profits 2002 2003 2004 2005 2006 2007 Sales 690 710 815 839 928 1030 2002 2003 2004 2005 2006 2007 Segment EBITDA 102 117 123 148 177 202 Segment EBITDA Margin 0.148 0.165 0.151 0.176 0.191 0.196 8% CAGR 15% CAGR $M $M

Strong Brands, Leading Market Shares Leading Brands Account for More Than 90% of EnPro's Sales #1 Industrial Gaskets #1 Plain Bearings #1 Wheel-end Seals Top US Custom Supplier #1 US Navy Engines #1 Compressor Sealing Components

Light Truck Marine Trans. Heavy Duty Truck Hydrocarb. & Chem. Prod. & Proc. General Industry Other Industry Pulp & Paper Primary Metals Rubber & Plastics Pumps & Compressors Utility 7.78 10.26 10.56 13.34 14.95 22.84 1.52 3.08 4.56 5.42 5.69 Diverse Markets Provide Stable Growth No single customer accounted for more than 4% of sales in 2007. Rubber & Plast. 5% Utility 6% Marine Trans. 10% Auto/Light Truck 8% Other Industries (<2% of sales) 22% General Industry 15% Heavy Duty Truck 11% Chem. & Hydrocarb. 13% Primary Metals 3% Pulp & Paper 2% 2007 Sales Pumps & Compressors 5%

Geographic Reach, Aftermarket Balance United States Europe Other regions 55 27 18 EnPro has primary manufacturing locations in North and South America, Europe and Asia. Europe 27% Other Areas 18% United States 55% OEM Aftermarket 50 50 Aftermarket 50% OEM 50% 2007 Sales

Product Segment Sales and Profit Contributions Sealing Products Egineered Products Engine Products & Services 44 44 12 Sealing Products 45% Engine Products & Services 12% Engineered Products 43% Sealing Products Egineered Products Engine Products & Services 46 45 8 Sealing Products 46% Engineered Products 45% Engine Products & Services 9% 2007 Segment EBITDA 2007 Segment Sales

Sealing Products Segment Markets Hydrocarbon production, refining and processing Chemical processing Power generation Primary metals Pulp and paper Heavy-duty trucking Primary Products Fluid seals and gaskets Mechanical seals Oil seals Fleet information systems Unitized hub systems Wheel seals and bearings Sealing Products Egineered Products Engine Products & Services 44 44 12 45% of Sales

Sealing Products Performance 2006 2007 90 93 Growth Drivers Customer replacement cycles Oil and gas markets Industrial activity Pricing leadership Productivity and facility improvements Business Characteristics High aftermarket content Leading market shares Respected brands Responsiveness Worldwide markets 2006 2007 433 457 Sales EBITDA +6% +3% $M $M 20.8% 20.3%

Engineered Products Segment Markets Automotive Heavy equipment Hydraulic equipment Machine tools Manufacturing plants Pneumatic temperature and instrument control Medical devices and facilities Refineries and chemical plants Gas gathering and transmission Primary Products Metal-backed and solid polymer bearings Filament wound bearings Bearing housings and bushing blocks Rotary screw and reciprocating compressors Valves, seals and other compressor components Compressor reconditioning services Sealing Products Egineered Products Engine Products & Services 44 44 12 43% of Sales

Engineered Products Performance 2006 2007 79 90 Growth Drivers Industrial capacity utilization Pricing leadership Productivity and facility improvements Acquisition Business Characteristics Attractive mix of aftermarket and OE Leading market shares Customer responsiveness Respected brands Global presence 2006 2007 392 446 Sales EBITDA +14% +14% $M $M 20.1% 20.2%

Engine Products and Services Segment Markets U.S. Navy shipbuilding programs Aftermarket parts and service Commercial power Products Medium-speed engines Diesel and natural gas Licensee of European companies Engine parts and service Sealing Products Egineered Products Engine Products & Services 46 42 12 12% of Sales

Engine Products and Services Performance 2006 2007 8.6 19.3 Growth Drivers U.S. Navy shipbuilding programs Aftermarket parts demand Commercial power opportunities Productivity improvements Business Characteristics Backlog visibility Long-lead time items Mix of OE and aftermarket 2006 2007 105 128 Sales EBITDA +22% +124% $M $M 8.2% 15.1%

Management Strategies Produce Results Operational Efficiency New Products, New Markets Strengthen Business Mix Manage Asbestos Settlements Increasing Cash Flows Growing Profits Shareholder Value

Efficiency Improvements, Facilities Investments Total Customer Value Comprehensive lean enterprise Achieving results Sales per employee up Days sales in inventory down Leveraged purchasing Facilities investments New facilities China: compressors ('04), bearings and seals('07) Slovakia: bearings ('04) India: bearings and seals ('07) Modernizations and improvements Garlock Sealing Technologies, Palmyra, NY Quincy Compressor, Quincy, IL Fairbanks Morse Engine, Beloit, WI CPI, Plastomer consolidations, Houston EnPro has invested over $200 million in facility upgrades and other operating improvements since 2002. Garlock Sealing Technologies, Palmyra, NY Quincy Compressor, Kunshan, China

New Products and New Markets Increased emphasis on engineering and marketing Senior level staff improvements Technical fellow program Focused product development spending Coordinate engineering and marketing Listen to the 'Voice of the Customer' New product sales are growing 2002 Sales: 7% 2007 Sales: 15% Long-term goal: 20% Garlock Multi-Swell Gasket 2006 Product of the Year

Acquisitions Support Growth, Add Value Support Corporate Strategies Add new products Open faster growing technical and geographic markets Complement sealing and engineered products Explore opportunities in adjacent industries Financial Considerations Financial performance in line with current operations Earnings accretion within a reasonable period

Acquisitions Add Products, Open Markets, Build Strength Pikotek (October 2003) New product for GST, presence in the upstream oil and gas market Strong growth-85% sales increase in four years Compressor Products International (June 2006- July 2007) Doubled size, elevated to core EnPro division Geographic expansion: Canada, Europe, Asia, S. America New products and services: valves, pistons, on-site and in- shop services Enhanced materials and technical/engineering capabilities V.W. Kaiser Engineering (February 2008) Complementary product for Stemco Strong growth opportunities via Stemco market channels

Acquisition Strategy Achieving Momentum Acquisition activity is increasing 2002-2005 2 acquisitions, $22 million spent 2006-2008 YTD 10 acquisitions, $134 million spent Added $90 million of sales at attractive margins Growing acquisition pipeline Driven by strategic planning Complements organic growth Disciplined approach to opportunities

2001 2002 2003 2004 2005 2006 2007 Insurance Recoveries 88 94 99 83 107 88 90 Net Outflow 78 52 36 40 22 38 25 Asbestos Claims and Cash Flow Trends are Favorable 2002 2003 2004 2005 2006 2007 41700 44700 17400 15300 7700 5200 $M Asbestos claims arise from products formerly made by Garlock Sealing Technologies. $166 $146 $135 $123 $129 $126 $115

Managing Asbestos Settlements Significant insurance remains $382 million of solvent coverage Total to be collected over next several years No coverage disputes Liability reflects management's best estimate $524 million over 10 years Updated quarterly Excludes future legal and administrative fees and expenses Asbestos is a manageable cash flow issue Insurance receipts are predictable Total cash outflows are declining

Segment Results Reach Record Levels 2006 2007 Sales 928 1060 Segment EBITDA 177 202 Sales up 11% 5% organic growth U.S. markets mixed Europe improved FX, acquisitions contributed Segment EBITDA up 14%; margins at new highs Volume increased Productivity improved Pricing and acquisitions contributed Significant improvement in engine business 19.1% 19.6% $M $M

Consistent Improvement in Cash Flows and Earnings 2002 2003 2004 2005 2006 2007 Cash Flows 63 65 50 61 79 98 2002 2003 2004 2005 2006 2007 EPS 1.43 1.67 1.86 2.43 3.09 3.75 Non-GAAP measures; see appendix for reconciliation $M

Capital Management Policy Designed for flexibility Supports corporate strategies Invest in existing businesses Pursue bolt-on acquisitions to add value Demonstrated ability to identify, acquire and integrate Completed acquisitions generate IRR's well above cost of capital Attractive acquisition pipeline Maintains sufficient liquidity to protect company Asbestos liability and risk of unexpected adverse judgments Uncertain economic outlook Return cash to shareholders when appropriate

Share Repurchase Program $100 million authorization $50 million ASR $50 million open market 1.7 million shares purchased immediately Open market purchases completed over next year Program allows EnPro to Return cash to shareholders Continue to execute profitable growth strategy

Commitment to Good Corporate Governance High governance scores from ISS Consistently in top 20% of peers Non-executive chairman Independent majority (7 of 8 directors) Fully independent nominating committee Highly qualified Board Significant public company experience 5 former public company CEOs CEO succession Steve Macadam, former CEO of BlueLinx Holdings (NYSE: BXC) Assumes responsibilities in mid-April, succeeding Ernie Schaub Selected from a number of highly qualified candidates Shares board's commitment to our strategies, orderly transition

Outlook for 2008 Market conditions Seasonal activity typical in first half General conditions could improve in second half Sales and earnings should grow Modest market improvements for the year Benefits of acquisitions, new markets and geographic expansion Continued execution of strategies Cash flows remain strong Maintain focus on opportunities to increase value

EnPro is Positioned for Continued Success Strong business characteristics Broad base of customers in critical industries Highly respected brand names and leading market shares Strong aftermarket presence Sound financial performance Good earnings in competitive market conditions Strong operating cash flows Conservative balance sheet Proven and effective management strategies

Appendix Reconciliation of Non-GAAP to GAAP Financial Measures

Reconciliation of Non-GAAP Operating Cash Flows to GAAP Cash Flows

Reconciliation of non-GAAP EPS to GAAP EPS In 2002, this adjustment removes the impact of discontinued operations, the cumulative effect of a change in accounting principle and management's estimate of the additional corporate costs and reduced interest expense that would have been incurred had we operated as an independent public company prior to the our spin off from Goodrich. In 2003-2007, these adjustments primarily reflect restructuring expenses, gains/loss on sale of assets, tax accrual adjustments and a gain on the repurchase of TIDES. In 2007, the adjustment also includes an extraordinary item reflecting a gain on the purchase of a minority interest.

Reconciliation of Non-GAAP EBITDA to Reported Segment Profit